UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

Form 8-K

on Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2005

Yellow Roadway Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas	66211
(Address of principal executive offices)	(Zip Code)

(913) 696-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Amendment No. 1 to Current Report on Form 8-K is filed solely for the purpose of filing the financial statements of USF Corporation and the pro forma financial statements described in Item 9.01(a) and (b) below.

Item 1.01. Entry into a Material Definitive Agreement.

Second Amended and Restated Receivables Purchase Agreement

Yellow Roadway Receivables Funding Corporation, a wholly owned receivables financing subsidiary of Yellow Roadway Corporation (“Yellow Roadway” or the “Company”), entered into a Second Amended and Restated Receivables Purchase Agreement, dated as of May 24, 2005, among Yellow Roadway Receivables Funding Corporation, as Seller; Falcon Asset Securitization Corporation, Blue Ridge Asset Funding Corporation, Three Pillars Funding LLC and Amsterdam Funding Corporation, as Conduits; various financial institutions party to the Agreement, as Committed Purchasers; USF Assurance Co. Ltd., individually and as an agent for itself as an uncommitted purchaser; Wachovia Bank, National Association, as Blue Ridge Agent and LC Issuer, SunTrust Capital Markets, Inc. as Three Pillars Agent; ABN Amro Bank N.V., as Amsterdam Agent; and JPMorgan Chase Bank, N.A., as Falcon Agent and Administrative Agent.

The Second Amended and Restated Receivables Purchase Agreement amends and restates the Company’s existing Amended and Restated Receivables Purchase Agreement, dated as of September 10, 2004, among Yellow Roadway Receivables Funding Corporation, as Seller; Falcon Asset Securitization Corporation, Blue Ridge Asset Funding Corporation, and Three Pillars Funding LLC, as Conduits; various financial institutions party to the Agreement as Committed Purchasers; Wachovia Bank, National Association, as Blue Ridge Agent, SunTrust Capital Markets, Inc. as Three Pillars Agent; and Bank One, NA (Main Office Chicago), as Falcon Agent and Administrative Agent (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on September 16, 2004). The Second Amended and Restated Receivables Purchase Agreement increases the aggregate amount available under such agreement to $650 million.

A copy of the Second Amended and Restated Receivables Purchase Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1. Certain exhibits to the Second Amended and Restated Receivables Purchase Agreement have not been filed with the exhibit. The exhibits contain various items related to the forms of documents executed or to be executed in connection with the operation of the Second Amended and Restated Receivables Purchase Agreement. The Company agrees to furnish supplementally any omitted exhibits to the SEC upon request.

Indenture and Registration Rights Agreement related to Senior Floating Rate Notes due 2008

On May 24, 2005, pursuant to the terms of a Purchase Agreement dated May 19, 2005, among Yellow Roadway, certain subsidiary guarantors and Credit Suisse First Boston LLC, as representative of the initial purchasers, Yellow Roadway issued and sold $150,000,000 in aggregate principal amount of its Senior Floating Rate Notes due 2008 (the “Notes”). After underwriting discounts and expenses, Yellow Roadway received net proceeds of approximately $148.9 million. These proceeds were used to fund a portion of the acquisition of USF (see Item 2.01 below).

The Notes were issued at an issue price of 100%. They bear interest at a floating rate per annum, which resets quarterly, equal to the London Interbank Offered Rate (LIBOR) plus 1.375%, payable quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, commencing on August 15, 2005. The Notes will mature on May 15, 2008. The Notes may not be redeemed by the Company prior to November 15, 2006, but are redeemable, in whole or in part, at any time and from time to time thereafter at par. Subject to customary limitations, the Notes are jointly and severally guaranteed as to payment by certain of the Company’s subsidiaries.

The Notes were issued under an Indenture dated as of May 24, 2005, between Yellow Roadway, certain subsidiary guarantors and SunTrust Bank, as Trustee (the “Indenture”). Restrictive covenants in the Indenture consist of (i) restrictions on the incurrence of certain debt secured by equity interest or debt of subsidiaries of the Company and (ii) customary restrictions on mergers or consolidation with other companies, or the sale or all or substantially all assets by the Company. The Indenture contains customary default provisions for an issue of senior floating rate notes of this nature, including defaults in payment of principal, premium or interest, covenant defaults, cross-defaults to other indebtedness, certain acts of insolvency and unenforceability of, or denial of obligations under, the guarantees. A copy of the Indenture is filed with this Current Report on Form 8-K as Exhibit 4.1.

The Company was advised by the initial purchasers of the Notes that the Notes were offered and resold in the United States pursuant to a Rule 144A private unregistered offering to qualified institutional investors.

Additionally, Yellow Roadway and its subsidiary guarantors entered into a Registration Rights Agreement with the initial purchasers of the Notes, dated as of May 24, 2005, pursuant to which Yellow Roadway will file an exchange offer registration statement to exchange the Notes for publicly registered notes with identical terms or, under certain circumstances, file a shelf registration statement to cover resales of the Notes. A copy of the Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 4.2.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 24, 2005, Yellow Roadway completed the acquisition of USF Corporation, a Delaware corporation (“USF”), through the merger (the “Merger”) of a wholly owned subsidiary of Yellow Roadway with and into USF, resulting in USF becoming a wholly owned subsidiary of Yellow Roadway. The Merger was completed pursuant to an Agreement and Plan of Merger, dated as of February 27, 2005, and amended as of May 1, 2005, by and among Yellow Roadway, Yankee II LLC and USF (the “Merger Agreement”). Under the Merger, each share of common stock, par value $0.01 per share, of USF was converted into the right to receive $29.25 in cash and 0.31584 shares of Yellow Roadway common stock.

USF Corporation, a leader in the transportation industry, specializes in delivering comprehensive supply chain management solutions, including high-value next-day, regional and national LTL transportation, third-party logistics, and premium regional and national truckload transportation. The company serves the North American market, including the United States, Canada and Mexico, as well as the U.S. territories of Puerto Rico and Guam. USF Corporation is headquartered in Chicago, Illinois.

Under the Merger, all outstanding shares of USF common stock were converted into the right to receive an aggregate of approximately $835 million and 9 million shares of Yellow Roadway common stock.

In addition, under the Merger Agreement, at the effective time of the Merger, each USF stock option that USF issued was cancelled and, to the extent the exercise price of the applicable option was lower than the deemed per share merger consideration (equal to $46.11, which is the sum of $29.25 plus the product of (i) 0.31584 and (ii) the average of the high and low prices of Yellow Roadway common stock on the date before the closing, as reported on the Nasdaq National Market), the holder of such option received a cash payment. Holders of USF stock options with an exercise price less than the deemed per share merger consideration received cash in an amount equal to:

($46.11 – exercise price of the USF stock option)    x    number of USF shares subject to the USF stock option

USF stock options with an exercise price that was equal to or greater than the deemed per share merger consideration were cancelled, and the holder of the USF stock option was not entitled to receive any consideration for the USF stock option.

The cash portion of the merger consideration was financed with a combination of proceeds from the offering of the Notes (see Item 1.01 above), borrowings under the ABS Facility (see Item 1.01 above) and cash on hand.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Following the Merger described in Item 2.01 above, USF, as a subsidiary of Yellow Roadway, and its subsidiaries continue to be obligated on USF’s $150 million aggregate principal amount of 8.5% senior notes due April 15, 2010, and USF’s $100 million aggregate principal amount of 6.5% senior notes due May 1, 2009 pursuant to an Indenture as of May 5, 1999 (filed as Exhibit 4.1 to USF Corporation’s Current Report on Form 8-K on May 11, 1999). Yellow Roadway expects to provide a parent guarantee of both series of notes.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the terms of the Merger Agreement (see Item 2.01 above), Yellow Roadway agreed to take necessary action to appoint one member of USF’s Board of Directors as an additional member of Yellow Roadway’s Board of Directors to be effective as of the first business day following the Merger. Effective May 25, 2005, Yellow Roadway’s Board of Directors increased the size of the Yellow Roadway Board to election and appointed Mr. Paul J. Liska to serve as a member of the Yellow Roadway Board of Directors along with the ten current Yellow Roadway Board members.

Mr. Liska, age 49, was appointed as Executive Chairman of USF on November 2, 2004. Mr. Liska has been a member of USF’s Board of Directors since February 2003. He is currently an Industrial Partner with Ripplewood Holdings LLC, a large private equity investment firm. From October 2002 until November 2003, Mr. Liska was Executive Vice President and President, Credit and Financial Products for Sears Roebuck and Co. From 2001 until 2002, Mr. Liska was Executive Vice President and Chief Financial Officer for Sears Roebuck and Co. Prior to joining Sears Roebuck and Co. in 2002, Mr. Liska was Executive Vice President and Chief Financial Officer of The St. Paul Companies, Inc., which he joined in 1997. Mr. Liska is a director of CNA Financial Corporation, Wintrust Financial Corporation, and Children’s Memorial Hospital.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The following financial statements of USF Corporation are included in Exhibit 99.1 hereto and incorporated by reference:

Consolidated Balance Sheets at December 31, 2003 and 2004

Statements of Consolidated Income for the years ended December 31, 2002, 2003 and 2004

Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2002, 2003 and 2004

Consolidated Statements of Cash Flows for the years ended December 31, 2002, 2003 and 2004

Notes to Consolidated Financial Statements

Condensed Consolidated Balance Sheets as of December 31, 2004 and April 2, 2005 (unaudited)

Condensed Consolidated Statements of Operations for the quarters ended April 3, 2004 and April 2, 2005 (unaudited)

Condensed Consolidated Statements of Cash Flows for the quarters ended April 3, 2004 and April 2, 2005 (unaudited)

Notes to Condensed Consolidated Financial Statements

(b)	Pro forma financial information.

The following pro forma information is included in Exhibit 99.2 hereto and incorporated herein by reference:

Unaudited Condensed Combined Pro Forma Balance Sheet at March 31, 2005

Unaudited Condensed Combined Pro Forma Statement of Operations for the Year Ended December 31, 2004

Unaudited Condensed Combined Pro Forma Statement of Operations for the Three Months Ended March 31, 2005

Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements

(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of February 27, 2005, and amended as of May 1, 2005, by and among USF Corporation, Yellow Roadway Corporation and Yankee II LLC (incorporated by reference to Exhibit 2.1 to Yellow Roadway Corporation’s Current Report on Form 8-K filed on May 2, 2005).

4.1*	Indenture relating to the Senior Floating Rate Notes due 2008, dated as of May 24, 2005, among Yellow Roadway Corporation, certain subsidiary guarantors and SunTrust Bank, as Trustee (including form of note).

4.2*	Registration Rights Agreement relating to the Senior Floating Rate Notes due 2008, dated as of May 24, 2005, among Yellow Roadway Corporation, certain subsidiary guarantors and Credit Suisse First Boston LLC, as representative of the initial purchasers.

10.1*	Second Amended and Restated Receivables Purchase Agreement, dated as of May 24, 2005, among Yellow Roadway Receivables Funding Corporation, as Seller; Falcon Asset Securitization Corporation, Blue Ridge Asset Funding Corporation, Three Pillars Funding LLC and Amsterdam Funding Corporation, as Conduits; various financial institutions party to the Agreement, as Committed Purchasers; USF Assurance Co. Ltd., individually and as an agent for itself as an uncommitted purchaser; Wachovia Bank, National Association, as Blue Ridge Agent and LC Issuer, SunTrust Capital Markets, Inc. as Three Pillars Agent; ABN Amro Bank N.V., as Amsterdam Agent; and JPMorgan Chase Bank, N.A., as Falcon Agent and Administrative Agent.

23.1	Consent of Deloitte & Touche LLP.

99.1	Certain financial statements of USF Corporation (see Item 9.01(a) above).

99.2	Certain pro forma financial statements (see Item 9.01(b) above).

*	Filed with the initial filing of this Current Report on Form 8-K on May 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2005

YELLOW ROADWAY CORPORATION

By:	/s/ Daniel J. Churay
Daniel J. Churay Senior Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
2.1	Agreement and Plan of Merger, dated as of February 27, 2005, and amended as of May 1, 2005, by and among USF Corporation, Yellow Roadway Corporation and Yankee II LLC (incorporated by reference to Exhibit 2.1 to Yellow Roadway Corporation’s Current Report on Form 8-K filed on May 2, 2005).

4.1*	Indenture relating to the Senior Floating Rate Notes due 2008, dated as of May 24, 2005, among Yellow Roadway Corporation, certain subsidiary guarantors and SunTrust Bank, as Trustee (including form of note).

4.2*	Registration Rights Agreement relating to the Senior Floating Rate Notes due 2008, dated as of May 24, 2005, among Yellow Roadway Corporation, certain subsidiary guarantors and Credit Suisse First Boston LLC, as representative of the initial purchasers.

10.1*	Second Amended and Restated Receivables Purchase Agreement, dated as of May 24, 2005, among Yellow Roadway Receivables Funding Corporation, as Seller; Falcon Asset Securitization Corporation, Blue Ridge Asset Funding Corporation, Three Pillars Funding LLC and Amsterdam Funding Corporation, as Conduits; various financial institutions party to the Agreement, as Committed Purchasers; USF Assurance Co. Ltd., individually and as an agent for itself as an uncommitted purchaser; Wachovia Bank, National Association, as Blue Ridge Agent and LC Issuer, SunTrust Capital Markets, Inc. as Three Pillars Agent; ABN Amro Bank N.V., as Amsterdam Agent; and JPMorgan Chase Bank, N.A., as Falcon Agent and Administrative Agent.

23.1	Consent of Deloitte & Touche LLP.

99.1	Certain financial statements of USF Corporation.

99.2	Certain pro forma financial statements.

*	Filed with the initial filing of this Current Report on Form 8-K on May 26, 2005.